Exhibit 99.1

                        Pinnacle West Capital Corporation

                        Consolidated Operating Statistics
                            2001 Quarterly Statistics

                                                                                                                      INCREASE
                                                                                                           YTD        (DECREASE)
                                                    1ST QTR       2ND QTR      3RD QTR      4TH QTR       TOTAL      VS PRIOR YTD
                                                   ---------     ---------    ---------    ---------    ---------    ------------
ELECTRIC OPERATING REVENUES
  (DOLLARS IN MILLIONS)
Retail
  Residential                                      $     173     $     234    $     328                 $     735      $      27
  Business                                               199           258          276                       733              9
                                                   ---------     ---------    ---------    ---------    ---------      ---------
       Total retail                                      372           492          604                     1,468             36
                                                   ---------     ---------    ---------    ---------    ---------      ---------
Wholesale marketing and trading
  Generation other than native load                      121            82           11                       214            182
  Trading and other                                      356           650          805                     1,811            655
                                                   ---------     ---------    ---------    ---------    ---------      ---------
       Total sales for resale                            477           732          816                     2,025            837
Transmission for others                                    5             5            9                        19              8
Miscellaneous services                                    53            32          102                       187             84
                                                   ---------     ---------    ---------    ---------    ---------      ---------
       Net electric operating revenues             $     907     $   1,261    $   1,531                 $   3,699      $     965
                                                   ---------     ---------    ---------    ---------    ---------      ---------

ELECTRIC SALES (GWH)

Retail sales
  Residential                                          2,122         2,468        3,597                     8,187            434
  Business                                             2,823         3,446        3,724                     9,993            203
                                                   ---------     ---------    ---------    ---------    ---------      ---------
       Total retail                                    4,945         5,914        7,321                    18,180            637
                                                   ---------     ---------    ---------    ---------    ---------      ---------
Wholesale marketing and trading
  Generation other than native load                      850           628          118                     1,596            652
  Trading and other                                    3,271         4,213        5,574                    13,058         (3,002)
                                                   ---------     ---------    ---------    ---------    ---------      ---------
       Total sales for resale                          4,121         4,841        5,692                    14,654         (2,350)
                                                   ---------     ---------    ---------    ---------    ---------      ---------
       Total electric sales                            9,066        10,755       13,013                    32,834         (1,713)
                                                   ---------     ---------    ---------    ---------    ---------      ---------

RETAIL ELECTRIC SALES (GWH) - WEATHER NORMALIZED

Residential                                            2,039         2,224        3,293                     7,556            (41)
Business                                               2,826         3,315        3,619                     9,760             79
                                                   ---------     ---------    ---------    ---------    ---------      ---------
       Total                                           4,865         5,539        6,912                    17,316             38
                                                   ---------     ---------    ---------    ---------    ---------      ---------

ELECTRIC CUSTOMERS (END OF PERIOD)

Retail customers
  Residential                                        776,346       769,730      776,000                   776,000         25,082
  Business                                            97,354        98,389       99,339                    99,339          4,174
                                                   ---------     ---------    ---------    ---------    ---------      ---------
       Total                                         873,700       868,119      875,339                   875,339         29,256
Wholesale customers                                       69            66           66                        66             (1)
                                                   ---------     ---------    ---------    ---------    ---------      ---------
        Total customers                              873,769       868,185      875,405                   875,405         29,255
                                                   ---------     ---------    ---------    ---------    ---------      ---------

Customer Growth (% over prior year)                      3.9%          4.0%         3.5%                      3.5%           3.5%

RETAIL ELECTRICITY USAGE
 (KWh/Average Customer)

Residential                                            2,737         3,204        4,652                    10,577            196
Business                                              29,036        35,134       37,668                   101,595         (2,682)

RETAIL ELECTRICITY USAGE - WEATHER NORMALIZED
  (KWh/Average Customer)

Residential                                            2,630         2,888        4,260                     9,762           (410)
Business                                              29,066        33,795       36,607                    99,227         (3,890)

ELECTRICITY DEMAND (MW)

System peak demand                                     3,661         5,358        5,687                     5,687            209

                        Pinnacle West Capital Corporation

                        Consolidated Operating Statistics
                             2001 Quarterly Statistics

                                                                                         INCREASE
                                                                               YTD      (DECREASE)
                                     1ST QTR   2ND QTR   3RD QTR   4TH QTR    TOTAL    VS PRIOR YTD
                                     -------   -------   -------   -------    -----    ------------
ENERGY SOURCES (GWH)

Generation production
  Nuclear                             2,262     1,984     2,320               6,566         (197)
  Coal                                2,900     3,246     3,224               9,370           36
  Gas, oil and other                  1,007     1,256     1,157               3,420        1,525
                                     ------    ------    ------    ------    ------       ------
       Total                          6,169     6,486     6,701              19,356        1,364
                                     ------    ------    ------    ------    ------       ------
Purchased power
  Firm load                             381       635     1,579               2,595          (36)
  Marketing and trading               3,232     4,018     5,504              12,754       (2,496)
                                     ------    ------    ------    ------    ------       ------
       Total                          3,613     4,653     7,083              15,349       (2,532)
                                     ------    ------    ------    ------    ------       ------
       Total energy sources           9,782    11,139    13,784              34,705       (1,168)
                                     ------    ------    ------    ------    ------       ------
POWER PLANT PERFORMANCE

Capacity Factors
  Nuclear                                96%       84%       97%                 92%          (2)%
  Coal                                   78%       87%       85%                 84%           1%
  Gas, oil and other                     39%       46%       38%                 46%          22%
  System average                         71%       73%       73%                 74%           7%

Generation Capacity Out of Service
  (average MW/day)
    Nuclear                              57       180        26                  88           29
    Coal                                284       166       129                 193           49
    Gas                                  36        52        24                  37           15
    Total                               377       398       179                 318           93

Generation Fuel Cost ($/MWh)         $19.64    $19.28    $13.25              $17.30       $ 4.37

BOOK VALUE PER SHARE                 $28.83    $28.17    $29.37              $29.37       $ 1.36

                        Pinnacle West Capital Corporation

                 Energy Market, Weather and Economic Indicators
                            2001 Quarterly Statistics

                                                                                                                  INCREASE
                                                                                                      YTD        (DECREASE)
                                                 1ST QTR      2ND QTR      3RD QTR     4TH QTR       TOTAL      VS PRIOR YTD
                                                 -------      -------      -------     -------       -----      ------------
ENERGY MARKET INDICATORS (a)

Electricity Average Daily Spot Prices ($/MWh)
  On-Peak
    Palo Verde                                   $214.21     $182.71       $ 49.80                  $148.91       $ 51.77
    SP15                                         $219.66     $186.30       $ 45.61                  $150.52       $ 61.59
  Off-Peak
    Palo Verde                                   $130.40     $70.32        $ 27.22                  $75.98        $ 37.20
    SP15                                         $159.80     $84.78        $ 28.92                  $91.16        $ 50.08

WEATHER INDICATORS

Actual
  Cooling degree-days                               106       1,733          2,663                   4,502            172
  Heating degree-days                               657          43             --                     700            232
  Average humidity                                   50%         25%            31%                     35%           5.7%
10-Year Averages
  Cooling degree-days                                73       1,405          2,425                   3,903             --
  Heating degree-days                               549          33             --                     582             --
  Average humidity                                   44%         24%            34%                     34%           0.0%

ECONOMIC INDICATORS

Building Permits -- Metro Phoenix (b)(c)
  Single-family                                   8,681       9,270            N/A                  17,951            183
  Multi-family                                    3,918       1,820            N/A                   5,738           (121)
                                                 ------      ------        -------                  ------        -------
       Total                                     12,599      11,090            N/A                  23,689             62
                                                 ------      ------        -------                  ------        -------

Arizona Job Growth (d)
  Payroll job growth (% over prior year)            2.3%        0.9%           N/A                     0.9%          (2.6)%
  Unemployment rate (%, seasonally adjusted)        4.4%        4.3%           N/A                     4.3%           0.4%

Sources:

(a)  This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  N/A = not yet available
(d)  Arizona Department of Economic Security

                        Pinnacle West Capital Corporation

                        Consolidated Operating Statistics
                            2000 Quarterly Statistics

                                                                                                                Increase
                                                                                                               (Decrease)
                                                    1st Qtr     2nd Qtr     3rd Qtr     4th Qtr   Total Year  vs Prior Year
                                                    -------     -------     -------     -------   ----------  -------------
ELECTRIC OPERATING REVENUES
  (Dollars in  Millions)
Retail
  Residential                                      $    157    $    227    $    324    $    172    $    880      $     75
  Business                                              196         253         275         212         936            24
                                                   --------    --------    --------    --------    --------      --------
       Total retail                                     353         480         599         384       1,816            99
                                                   --------    --------    --------    --------    --------      --------
Wholesale marketing and trading
  Generation other than native load                      12           7          13         102         134            91
  Trading and other                                      63         172         921         305       1,461           997
                                                   --------    --------    --------    --------    --------      --------
       Total sales for resale                            75         179         934         407       1,595         1,088
Transmission for others                                   3           4           4           4          15             4
Miscellaneous services                                   15          57          31           3         106            49
                                                   --------    --------    --------    --------    --------      --------
       Net electric operating revenues             $    446    $    720    $  1,568    $    798    $  3,532      $  1,240
                                                   --------    --------    --------    --------    --------      --------

ELECTRIC SALES (GWH)

Retail sales
  Residential                                         1,876       2,371       3,506       2,028       9,781         1,006
  Business                                            2,737       3,379       3,674       2,964      12,754           454
                                                   --------    --------    --------    --------    --------      --------
        Total retail                                  4,613       5,750       7,180       4,992      22,535         1,460
                                                   --------    --------    --------    --------    --------      --------
Wholesale marketing and trading
  Generation other than native load                     480         278         186         921       1,865           178
  Trading and other                                   2,473       3,629       9,958       3,587      19,647         5,641
                                                   --------    --------    --------    --------    --------      --------
       Total sales for resale                         2,953       3,907      10,144       4,508      21,512         5,819
                                                   --------    --------    --------    --------    --------      --------
       Total electric sales                           7,566       9,657      17,324       9,500      44,047         7,279
                                                   --------    --------    --------    --------    --------      --------

RETAIL ELECTRIC SALES (GWH) - WEATHER NORMALIZED

Residential                                           1,986       2,253       3,358       1,920       9,517           664
Business                                              2,741       3,320       3,620       3,004      12,685           517
                                                   --------    --------    --------    --------    --------      --------
       Total                                          4,727       5,573       6,978       4,924      22,202         1,181
                                                   --------    --------    --------    --------    --------      --------
ELECTRIC CUSTOMERS (End of Period)

Retail customers
  Residential                                       748,120     741,452     750,918     768,574     768,574        29,438
  Business                                           92,838      93,649      95,165      96,416      96,416         3,963
                                                   --------    --------    --------    --------    --------      --------
       Total                                        840,958     835,101     846,083     864,990     864,990        33,401
Wholesale customers                                      67          67          67          67          67            (6)
                                                   --------    --------    --------    --------    --------      --------
       Total customers                              841,025     835,168     846,150     865,057     865,057        33,395
                                                   --------    --------    --------    --------    --------      --------

Customer Growth (% over prior year)                     4.1%        4.2%        4.3%        4.0%        4.0%          4.0%

RETAIL ELECTRICITY USAGE
  (KWh/Average Customer)

Residential                                           2,508       3,198       4,669       2,639      13,002           914
Business                                             29,481      36,082      38,607      30,742     134,939          (181)

RETAIL ELECTRICITY USAGE - WEATHER NORMALIZED
  (KWh/Average Customer)

Residential                                           2,655       3,039       4,472       2,498      12,651           456
Business                                             29,525      35,452      38,039      31,157     134,209           539

ELECTRICITY DEMAND (MW)

System peak demand                                    3,315       5,095       5,478       4,331       5,478           543

                        Pinnacle West Capital Corporation

                        Consolidated Operating Statistics
                            2000 Quarterly Statistics

                                                                                                    Increase
                                                                                                   (Decrease)
                                      1st Qtr     2nd Qtr     3rd Qtr     4th Qtr    Total Year   vs Prior Year
                                      -------     -------     -------     -------    ----------   -------------
ENERGY SOURCES (GWH)

Generation production
  Nuclear                               2,324       2,090       2,349       2,078       8,841            (8)
  Coal                                  2,828       3,162       3,344       3,175      12,509           634
  Gas, oil and other                      323         526       1,045         889       2,783         1,024
                                       ------      ------      ------      ------      ------        ------
       Total                            5,475       5,778       6,738       6,142      24,133         1,650
                                       ------      ------      ------      ------      ------        ------
Purchased power
  Firm load                               263         819       1,549         455       3,086           126
  Marketing and trading                 2,206       3,184       9,860       3,642      18,892         6,307
                                       ------      ------      ------      ------      ------        ------
       Total                            2,469       4,003      11,409       4,097      21,978         6,433
                                       ------      ------      ------      ------      ------        ------
       Total energy sources             7,944       9,781      18,147      10,239      46,111         8,083
                                       ------      ------      ------      ------      ------        ------

POWER PLANT PERFORMANCE

Capacity Factors
  Nuclear                                  98%         88%         98%         87%         93%            0%
  Coal                                     76%         85%         88%         84%         83%            4%
  Gas, oil and other                       13%         21%         40%         34%         27%           10%
  System average                           63%         67%         77%         70%         69%            4%

Generation Capacity Out of Service
(average MW/day)
   Nuclear                                 27         129          21         143          80            (1)
   Coal                                   223         124          85         187         155          (109)
   Gas                                      8          43          16          20          22            22
   Total                                  258         296         122         350         257           (89)

Generation Fuel Cost ($/MWh)           $10.74      $12.77      $14.84      $16.38      $13.81        $ 2.96

BOOK VALUE PER SHARE                   $26.29      $27.00      $28.01      $28.09      $28.09        $ 2.09

                        Pinnacle West Capital Corporation

                 Energy Market, Weather and Economic Indicators
                            2000 Quarterly Statistics

                                                                                                     Increase
                                                                                                    (Decrease)
                                               1st Qtr   2nd Qtr   3rd Qtr   4th Qtr  Total Year   vs Prior Year
                                               -------   -------   -------   -------  ----------   -------------
ENERGY MARKET INDICATORS (a)

Electricity Average Daily Spot Prices ($/MWh)
  On-Peak
     Palo Verde                                $30.52    $90.49    $170.40   $154.33    $111.43        $80.85
     SP15                                      $31.40    $82.67    $152.74   $162.59    $107.35        $78.03
  Off-Peak
     Palo Verde                                $22.97    $31.91    $61.48    $95.72     $53.02         $34.95
     SP15                                      $24.52    $32.45    $66.28    $119.72    $60.74         $42.29

WEATHER INDICATORS

Actual
  Cooling degree-days                              71     1,712     2,547       253      4,583            258
  Heating degree-days                             459         9        --       500        968             38
  Average humidity                                 37%       23%       29%       46%        34%             2%
10-Year Averages
  Cooling degree-days                              73     1,405     2,425       387      4,290             --
  Heating degree-days                             549        33        --       449      1,031             --
  Average humidity                                 44%       24%       34%       39%        36%             0%

ECONOMIC INDICATORS

Building Permits -- Metro Phoenix (b)
  Single-family                                 8,163     9,605     8,331     6,410     32,509           (741)
  Multi-family                                  3,208     2,651     2,417     1,952     10,228            623
                                               ------    ------    ------    ------     ------         ------
       Total                                   11,371    12,256    10,748     8,362     42,737           (118)
                                               ------    ------    ------    ------     ------         ------

Arizona Job Growth (c)
  Payroll job growth (% over prior year)          4.5%      3.8%      3.9%      3.3%       3.9%           3.9%
  Unemployment rate (%, seasonally adjusted)      4.0%      4.0%      3.7%      3.7%       3.9%          (0.5)%

Sources:

(a)  This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security

                        Pinnacle West Capital Corporation

                        Consolidated Operating Statistics
                            1999 Quarterly Statistics

                                                    1ST QTR     2ND QTR     3RD QTR     4TH QTR   TOTAL YEAR
                                                   --------    --------    --------    --------   ----------
ELECTRIC OPERATING REVENUES
  (DOLLARS IN  MILLIONS)
Retail
  Residential                                      $    157    $    189    $    295    $    164    $    805
  Business                                              190         237         269         216         912
                                                   --------    --------    --------    --------    --------
       Total retail                                     347         426         564         380       1,717
                                                   --------    --------    --------    --------    --------
Wholesale marketing and trading
  Generation other than native load                      11           9           8          15          43
  Trading and other                                      50          49         276          89         464
                                                   --------    --------    --------    --------    --------
       Total sales for resale                            61          58         284         104         507
Transmission for others                                   3           3           3           2          11
Miscellaneous services                                    3          24          17          14          58
                                                   --------    --------    --------    --------    --------
       Net electric operating revenues             $    414    $    511    $    868    $    500    $  2,293
                                                   --------    --------    --------    --------    --------
ELECTRIC SALES (GWH)

Retail sales
  Residential                                         1,796       1,939       3,160       1,880       8,775
  Business                                            2,664       3,239       3,465       2,932      12,300
                                                   --------    --------    --------    --------    --------
       Total retail                                   4,460       5,178       6,625       4,812      21,075
                                                   --------    --------    --------    --------    --------
Wholesale marketing and trading
  Generation other than native load                     468         389         245         585       1,687
  Trading and other                                   2,378       2,605       6,099       2,924      14,006
                                                   --------    --------    --------    --------    --------
       Total sales for resale                         2,846       2,994       6,344       3,509      15,693
                                                   --------    --------    --------    --------    --------
       Total electric sales                           7,306       8,172      12,969       8,321      36,768
                                                   --------    --------    --------    --------    --------
RETAIL ELECTRIC SALES (GWH) - WEATHER NORMALIZED

Residential                                           1,913       1,939       3,089       1,912       8,853
Business                                              2,672       3,269       3,435       2,792      12,168
                                                   --------    --------    --------    --------    --------
       Total                                          4,585       5,208       6,524       4,704      21,021
                                                   --------    --------    --------    --------    --------
ELECTRIC CUSTOMERS (END OF PERIOD)

Retail customers
  Residential                                       719,328     712,155     719,887     739,136     739,136
  Business                                           89,655      90,318      91,695      92,453      92,453
                                                   --------    --------    --------    --------    --------
       Total                                        808,983     802,473     811,582     831,589     831,589
Wholesale customers                                      67          68          73          73          73
                                                   --------    --------    --------    --------    --------
       Total customers                              809,050     802,541     811,655     831,662     831,662
                                                   --------    --------    --------    --------    --------

Customer Growth (% over prior year)                     4.2%        4.2%        4.2%        4.3%        4.3%
RETAIL ELECTRICITY USAGE
  (KWH/AVERAGE CUSTOMER)

Residential                                           2,497       2,723       4,390       2,544      12,088
Business                                             29,714      35,862      37,788      31,713     135,120

RETAIL ELECTRICITY USAGE - WEATHER NORMALIZED
  (KWH/AVERAGE CUSTOMER)

Residential                                           2,659       2,723       4,291       2,587      12,195
Business                                             29,803      36,194      37,461      30,199     133,670

ELECTRICITY DEMAND (MW)

System peak demand                                    3,343       4,885       4,935       3,881       4,935

                        Pinnacle West Capital Corporation

                        Consolidated Operating Statistics
                            1999 Quarterly Statistics

                                           1ST QTR     2ND QTR     3RD QTR     4TH QTR   TOTAL YEAR
                                           -------     -------     -------     -------   ----------
ENERGY SOURCES (GWH)

Generation production
  Nuclear                                   2,295       2,080       2,397       2,077       8,849
  Coal                                      2,677       2,764       3,230       3,204      11,875
  Gas, oil and other                          241         477         557         484       1,759
                                           ------      ------      ------      ------      ------
       Total                                5,213       5,321       6,184       5,765      22,483
                                           ------      ------      ------      ------      ------
Purchased power
  Firm load                                   290         753       1,470         447       2,960
  Marketing and trading                     2,068       2,255       5,659       2,603      12,585
                                           ------      ------      ------      ------      ------
       Total                                2,358       3,008       7,129       3,050      15,545
                                           ------      ------      ------      ------      ------
       Total energy sources                 7,571       8,329      13,313       8,815      38,028
                                           ------      ------      ------      ------      ------
POWER PLANT PERFORMANCE

Capacity Factors
  Nuclear                                      98%         88%        100%         87%         93%
  Coal                                         72%         74%         85%         85%         79%
  Gas, oil and other                            9%         18%         21%         18%         17%
  System average                               61%         61%         71%         66%         65%

Generation Capacity Out of Service
(average MW/day)
  Nuclear                                      36         135           3         152          82
  Coal                                        337         368         177         172         264
  Gas*                                         --          --          --          --          --
       Total                                  373         503         180         324         345

Generation Fuel Cost ($/MWh)               $10.00      $10.96      $11.02      $11.33      $10.85

BOOK VALUE PER SHARE                       $25.49      $25.58      $25.84      $26.00      $26.00

*    Gas unit replacement energy not calculated in 1999

                        Pinnacle West Capital Corporation

                 Energy Market, Weather and Economic Indicators
                            1999 Quarterly Statistics

                                                    1ST QTR     2ND QTR     3RD QTR     4TH QTR    TOTAL YEAR
                                                    -------     -------     -------     -------    ----------
ENERGY MARKET INDICATORS (A)

Electricity Average Daily Spot Prices ($/MWh)
  On-Peak
    Palo Verde                                      $21.57      $29.02      $38.46      $33.31       $30.59
    SP15                                            $21.26      $27.17      $35.01      $33.84       $29.32
  Off-Peak
    Palo Verde                                      $13.94      $15.33      $20.73      $22.26       $18.07
    SP15                                            $13.68      $14.47      $20.60      $25.06       $18.45

WEATHER INDICATORS

Actual
  Cooling degree-days                                   71       1,312       2,353         589        4,325
  Heating degree-days                                  459         112          --         359          930
  Average humidity                                      34%         27%         40%         28%          32%
10-Year Averages
  Cooling degree-days                                   73       1,405       2,425         387        4,290
  Heating degree-days                                  549          33          --         449        1,031
  Average humidity                                      44%         24%         34%         40%          35%

ECONOMIC INDICATORS

Building Permits -- Metro Phoenix (b)
  Single-family                                      8,873       9,299       8,223       6,855       33,250
  Multi-family                                       2,337       2,396       1,861       3,011        9,605
                                                    ------      ------      ------      ------       ------
       Total                                        11,210      11,695      10,084       9,866       42,855
                                                    ------      ------      ------      ------       ------
Arizona Job Growth (c)
  Payroll job growth (% over prior year)               3.9%        4.4%        4.6%        4.2%         4.3%
  Unemployment rate (%, seasonally adjusted)           4.4%        4.4%        4.3%        4.3%         4.4%

Sources:

(a)  This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security